Exodus Announces Common Stock Tokenization on Solana with Superstate

OMAHA, Neb., October 20, 2025 -- Exodus Movement, Inc. (NYSE American: EXOD) ("Exodus" or “the company”), a leading self-custodial cryptocurrency platform, today announced that company shareholders may choose to hold their Exodus Class A shares with common stock tokens on the Solana blockchain, enabled through co-transfer agent Superstate. These digital representations are not shares, but reflect a shareholder's existing share ownership in the books and records of the transfer agent.

Exodus’ expansion to Solana is made possible by Opening Bell, Superstate’s issuance platform that enables companies to manage tokenized shares of stock directly on blockchains, such as Solana. Already the first publicly traded company to offer a common stock token, Exodus’ common stock token now exists on Solana and Algorand, reflecting Exodus’ own commitment to multichain functionalities, including in its own products.

“Tokenization and, specifically, tokenized stocks on the blockchain are the future of the financial sector and capital markets. Therefore, bringing Exodus stock to large significant blockchain communities is a priority for us,” said JP Richardson, CEO of Exodus. “I’m thrilled to have Exodus’ Class A shares digitally represented on Solana, as Solana is home for many dedicated crypto builders, investors and enthusiasts. We continue to work to bring more utility to Solana with further updates and integrations in the future.”

More information about Exodus’ common stock token is available in this FAQ at exodus.com/support.

About Opening Bell:

Opening Bell, launched by Superstate in May 2025, is a regulated onchain issuance platform that enables companies to issue tokenized public equity via blockchain infrastructure, initially utilizing Solana. It allows compliant, programmable equity to participate in digital finance ecosystems.

About Exodus:

Exodus is a financial technology leader empowering individuals and businesses with secure, user-friendly crypto software solutions. Since 2015, Exodus has made digital assets accessible to everyone through its multi-asset crypto wallets prioritizing design and ease of use.

With self-custodial wallets, Exodus puts customers in full control of their funds, enabling them to swap, buy, and sell crypto. Its business solutions include Passkeys Wallet and XO Swap, industry-leading tools for embedded crypto wallets and swap aggregation.

Exodus is committed to driving the future of accessible and secure finance. Learn more at exodus.com or follow us on X at x.com/exodus.

About Superstate:

Superstate is a financial technology firm reshaping public capital markets. They connect financial assets with crypto capital markets to expand access, improve liquidity, and advance capital formation through on-chain public investment products. Their offerings include Opening Bell, a platform for compliant onchain equity issuance and tokenization; USTB, a tokenized fund backed by US Treasuries; and USCC, a tokenized fund optimized for crypto basis exposure. Learn more at superstate.com.

Exodus Media Contact

Diana Bost/Ryan Dicovisky, Dukas Linden Public Relations

exodus@dlpr.com

Investor Contact

investors@exodus.com

Superstate

Rachel Levitan Keidan

rachel@superstate.co

Disclosure Information
Exodus uses the following as means of disclosing material nonpublic information and for complying with disclosure obligations under Regulation FD: websites exodus.com/investors and exodus.com; press releases; public videos, calls, and webcasts; and social media: X (@exodus and JP Richardson's feed @jprichardson), Facebook, LinkedIn, and YouTube.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements are based on our beliefs and assumptions and on information currently available to us as of the date hereof. In some cases, you can identify forward-looking statements by the following words: “will,” “expect,” “would,” “should,” “intend,” “believe,” “expect,” “likely,” “believes,” “views”, “estimates”, or other comparable terminology.

Forward-looking statements in this document include, but are not limited to, management statements regarding tokenization, future updates and integrations with Superstate, and utilization of the Opening Bell platform and the creation of common stock tokens across various blockchains and the perceived benefits thereof. Such forward-looking statements involve a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those expressed or implied by our forward-looking statements. Such factors include those set forth in “Item 1. Business” and “Item 1A. Risk Factors” of Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025, as well as in our other reports filed with the SEC from time to time.

All forward-looking statements are expressly qualified in their entirety by such cautionary statements. Readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, we undertake no obligation to update or revise any forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.